J.P. Morgan Municipal Bond Funds

JPMorgan Arizona Municipal Bond Fund

JPMorgan Ohio Municipal Bond Fund

(All Share Classes)

(Each, a series of JPMorgan Trust II)

Supplement dated August 14, 2014

to the Summary Prospectuses dated July 1, 2014, as supplemented

The Meeting of shareholders held on August 13, 2014 was adjourned with regard to the separate proposals to approve the Agreement and Plan of Reorganization with respect to each of the JPMorgan Arizona Municipal Bond Fund and the JPMorgan Ohio Municipal Bond Fund (the “Acquired Funds”), pursuant to which each Acquired Fund would transfer all of its assets attributable to each class of its shares to the Acquiring Fund, in exchange for shares of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which each shareholder is entitled in complete liquidation of the Acquired Fund. Therefore, the proposals to approve the Agreement and Plan of Reorganization with respect to each of the Acquired Funds were not approved on August 13, 2014. The adjourned meeting for the Acquired Funds will be reconvened at 11:00 a.m. New York time on Tuesday, August 26, 2014, at 270 Park Avenue, New York, NY 10017 (the “August 26th Meeting”). If the proposed Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Funds at the August 26th Meeting, the proposed reorganizations are expected to close as of the close of business on or after August 29, 2014. The reorganization of each Acquired Fund is not contingent on the approval of the reorganization of the other Acquired Fund. Therefore, the reorganization of one Acquired Fund does not depend on whether the reorganization for the other Acquired Fund is approved. Each of the Acquired Funds and the applicable Acquiring Fund (which is the same for each Acquired Fund) is listed in the following table.

ACQUIRED FUNDS		ACQUIRING FUND
JPMorgan Arizona Municipal Bond Fund	reorganized into	JPMorgan Intermediate Tax Free Bond Fund
JPMorgan Ohio Municipal Bond Fund	reorganized into

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-MUNI-814